                                                                   EXHIBIT 99.d9

                               AMENDMENT NO. 6 TO
                      MANAGEMENT AGREEMENT (INVESTOR CLASS)

     THIS AMENDMENT NO. 6 TO MANAGEMENT AGREEMENT (INVESTOR CLASS) is made as of the 1st day of May,  2004,  by and  between  each of the  registered  investment companies that have executed this Amendment below (the "Companies") and American
Century  Investment  Management,  Inc., a Delaware  corporation (the "Investment
Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

     WHEREAS,  the Companies  (other than American Century  Quantitative  Equity
Funds, Inc., a Maryland  corporation  ("ACQEF,  Inc.")) are parties to a certain
Management  Agreement  (Investor  Class) dated August 1, 1997,  amended March 1,
1998, June 1, 1998,  September 16, 2000, August 1, 2001,  December 3, 2001, July
1, 2002 and December 31, 2002 (the "Agreement"); and

     WHEREAS, Companies and Investment Manager now desire to amend the Agreement to add ACQEF, Inc. as a party thereto;

     NOW,  THEREFORE,  IN  CONSIDERATION  of the mutual  promises and agreements herein contained, the parties agree as follows:

     1.   Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their  entirety and inserting in lieu therefor the
          Exhibits A, B, C and D attached hereto.

     2.   After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 6.

     3.   In the event of a conflict between the terms of this Amendment and the
          Agreement,  it is the  intention of the parties that the terms of this
          Amendment shall control and the Agreement shall be interpreted on that basis.  To the extent the  provisions of the  Agreement  have not been amended by this  Amendment,  the parties hereby confirm and ratify the
          Agreement.

     4.   Except as expressly supplemented,  amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain  unamended and shall continue to be in full force and effect.

     IN WITNESS  WHEREOF,  the parties have caused this Amendment to be executed by their respective duly authorized  officers as of the day and year first above written.

AMERICAN CENTURY INVESTMENT             AMERICAN CENTURY CALIFORNIA TAX-FREE
MANAGEMENT, INC.                          AND MUNICIPAL FUNDS
                                        AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                        AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                        AMERICAN CENTURY INVESTMENT TRUST
                                        AMERICAN CENTURY MUNICIPAL TRUST
                                        AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                                        AMERICAN CENTURY TARGET MATURITIES TRUST
                                        AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

By:     /s/ David C. Tucker             By:     /s/ Charles C. S. Park
        -----------------------------           -------------------------------
Name:   David C. Tucker                 Name:   Charles C.S. Park
Title:  Senior Vice President           Title:  Vice President of each

Attest: /s/ Otis H. Cowan               Attest: /s/ Otis H. Cowan
        -----------------------------           -------------------------------
Name:   Otis H. Cowan                   Name:   Otis H. Cowan
Title:  Assistant Secretary             Title:  Assistant Secretary of each

                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                               Date
---------------------------------------                               ----

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
         California High-Yield Municipal Fund                     August 1, 1997
         California Intermediate-Term Tax-Free Fund               August 1, 1997
         California Limited-Term Tax-Free Fund                    August 1, 1997
         California Long-Term Tax-Free Fund                       August 1, 1997
         California Tax-Free Money Market Fund                    August 1, 1997

AMERICAN CENTURY GOVERNMENT INCOME TRUST
         Capital Preservation Fund                                August 1, 1997
         Ginnie Mae Fund (formerly GNMA Fund)                     August 1, 1997
         Government Agency Money Market Fund                      August 1, 1997
         Inflation-Adjusted Bond Fund
           (formerly Inflation-Adjusted Treasury Fund)            August 1, 1997
         Government Bond Fund
           (formerly Long-Term Treasury Fund)                     August 1, 1997
         Short-Term Government Fund                               August 1, 1997

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
         International Bond Fund                                  August 1, 1997

AMERICAN CENTURY INVESTMENT TRUST
         Prime Money Market Fund                                  August 1, 1997
         Diversified Bond Fund                                    August 1, 2001
         Premium Money Market Fund                                August 1, 2001
         High-Yield Fund                                          July 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
         Arizona Municipal Bond Fund
           (formerly Arizona Intermediate-Term Municipal Fund)    August 1, 1997
        Florida Municipal Bond Fund
           (formerly Florida Intermediate-Term Municipal Fund)    August 1, 1997
         Tax-Free Bond Fund
           (formerly Intermediate-Term Tax-Free Fund)             August 1, 1997
         High-Yield Municipal Fund                                March 31, 1998
         Tax-Free Money Market Fund                               August 1, 1997

                                      A-1

Registered Investment Company and Funds                           Date
---------------------------------------                           ----

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
         Equity Growth Fund                                   May 1, 2004
         Global Gold Fund                                     May 1, 2004
         Income & Growth Fund                                 May 1, 2004
         Small Company Fund                                   May 1, 2004
         Utilities Fund                                       May 1, 2004

AMERICAN CENTURY TARGET MATURITIES TRUST
         Target 2005 Fund                                     August 1, 1997
         Target 2010 Fund                                     August 1, 1997
         Target 2015 Fund                                     August 1, 1997
         Target 2020 Fund                                     August 1, 1997
         Target 2025 Fund                                     August 1, 1997
         Target 2030 Fund                                     September 16, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
         VP Inflation Protection Fund                         December 31, 2002

Dated:  May 1, 2004

                                      A-2

                                    EXHIBIT B

                          SERIES INVESTMENT CATEGORIES

Investment Category               Series
-------------------               ------

MONEY MARKET FUNDS                California Tax-Free Money Market Fund
                                  Capital Preservation Fund
                                  Government Agency Money Market Fund
                                  Prime Money Market Fund
                                  Tax-Free Money Market Fund
                                  Premium Money Market Fund

BOND FUNDS                        Arizona Municipal Bond Fund (formerly Arizona
                                    Intermediate-Term Municipal Fund)
                                  California High-Yield Municipal Fund
                                  California Intermediate-Term Tax-Free Fund
                                  California Limited-Term Tax-Free Fund
                                  California Long-Term Tax-Free Fund
                                  Diversified Bond Fund
                                  Florida Municipal Bond Fund
                                    (formerly Florida Intermediate-Term
                                     Municipal Fund)
                                  Ginnie Mae Fund (formerly GNMA Fund)
                                  Government Bond Fund (formerly
                                    Long-Term Treasury Fund)
                                  High-Yield Municipal Fund
                                  High-Yield Fund
                                  Inflation-Adjusted Bond Fund (formerly
                                    Inflation-Adjusted Treasury Fund)
                                  International Bond Fund
                                  Short-Term Government Fund
                                  Target 2005 Fund
                                  Target 2010 Fund
                                  Target 2015 Fund
                                  Target 2020 Fund
                                  Target 2025 Fund
                                  Target 2030 Fund
                                  Tax-Free Bond Fund
                                    (formerly Intermediate-Term Tax-Free Fund)
                                  VP Inflation Protection Fund

Investment Category               Series
-------------------               ------

EQUITY FUNDS                      Equity Growth Fund
                                  Global Gold Fund
                                  Income & Growth Fund
                                  Small Company Fund
                                  Utilities Fund

Dated:  May 1, 2004

                                       B-1

                                    EXHIBIT C

              INVESTMENT CATEGORY FEE SCHEDULES: MONEY MARKET FUNDS

                                SCHEDULE 1 FUNDS:
                            Capital Preservation Fund
                       Government Agency Money Market Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2500%
                Next $1 billion                    0.2070%
                Next $3 billion                    0.1660%
                Next $5 billion                    0.1490%
                Next $15 billion                   0.1380%
                Next $25 billion                   0.1375%
                Thereafter                         0.1370%

                                SCHEDULE 2 FUNDS:
                      California Tax-Free Money Market Fund
                           Tax-Free Money Market Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2700%
                Next $1 billion                    0.2270%
                Next $3 billion                    0.1860%
                Next $5 billion                    0.1690%
                Next $15 billion                   0.1580%
                Next $25 billion                   0.1575%
                Thereafter                         0.1570%

                                SCHEDULE 3 FUNDS:
                             Prime Money Market Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.3700%
                Next $1 billion                    0.3270%
                Next $3 billion                    0.2860%
                Next $5 billion                    0.2690%
                Next $15 billion                   0.2580%
                Next $25 billion                   0.2575%
                Thereafter                         0.2570%

                                      C-1

              INVESTMENT CATEGORY FEE SCHEDULES: MONEY MARKET FUNDS
                                   (continued)

                                SCHEDULE 4 FUNDS:
                            Premium Money Market Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2300%
                Next $1 billion                    0.1870%
                Next $3 billion                    0.1460%
                Next $5 billion                    0.1290%
                Next $15 billion                   0.1180%
                Next $25 billion                   0.1175%
                Thereafter                         0.1170%

                  Investment Category Fee Schedules: Bond Funds

                                SCHEDULE 1 FUNDS:
             Government Bond Fund (formerly Long-Term Treasury Fund)
                      California Limited-Term Tax-Free Fund
                   California Intermediate-Term Tax-Free Fund
                       California Long-Term Tax-Free Fund
 Arizona Municipal Bond Fund (formerly Arizona Intermediate-Term Municipal Fund)
 Florida Municipal Bond Fund (formerly Florida Intermediate-Term Municipal Fund)
          Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)
    Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted Treasury Fund)
                          VP Inflation Protection Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2800%
                Next $1 billion                    0.2280%
                Next $3 billion                    0.1980%
                Next $5 billion                    0.1780%
                Next $15 billion                   0.1650%
                Next $25 billion                   0.1630%
                Thereafter                         0.1625%

                                      C-2

                  INVESTMENT CATEGORY FEE SCHEDULES: BOND FUNDS
                                   (continued)

                                SCHEDULE 2 FUNDS:
                      California High-Yield Municipal Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.3100%
                Next $1 billion                    0.2580%
                Next $3 billion                    0.2280%
                Next $5 billion                    0.2080%
                Next $15 billion                   0.1950%
                Next $25 billion                   0.1930%
                Thereafter                         0.1925%

                                SCHEDULE 3 FUNDS:
                      Ginnie Mae Fund (formerly GNMA Fund)
                           Short-Term Government Fund
                                Target 2005 Fund
                                Target 2010 Fund
                                Target 2015 Fund
                                Target 2020 Fund
                                Target 2025 Fund
                                Target 2030 Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.3600%
                Next $1 billion                    0.3080%
                Next $3 billion                    0.2780%
                Next $5 billion                    0.2580%
                Next $15 billion                   0.2450%
                Next $25 billion                   0.2430%
                Thereafter                         0.2425%

                                      C-3

                 Category Fee Schedules: Bond Funds (continued)

                                SCHEDULE 4 FUNDS:
                             International Bond Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.6100%
                Next $1 billion                    0.5580%
                Next $3 billion                    0.5280%
                Next $5 billion                    0.5080%
                Next $15 billion                   0.4950%
                Next $25 billion                   0.4930%
                Thereafter                         0.4925%

                                SCHEDULE 5 FUNDS:
                            High-Yield Municipal Fund
                              Diversified Bond Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.4100%
                Next $1 billion                    0.3580%
                Next $3 billion                    0.3280%
                Next $5 billion                    0.3080%
                Next $15 billion                   0.2950%
                Next $25 billion                   0.2930%
                Thereafter                         0.2925%

                                SCHEDULE 6 FUNDS:
                                 High-Yield Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.6600%
                Next $1 billion                    0.6080%
                Next $3 billion                    0.5780%
                Next $5 billion                    0.5580%
                Next $15 billion                   0.5450%
                Next $25 billion                   0.5430%
                Thereafter                         0.5425%

                                      C-4

                 INVESTMENT CATEGORY FEE SCHEDULES: EQUITY FUNDS

                                SCHEDULE 1 FUNDS:
                               Equity Growth Fund
                                Global Gold Fund
                              Income & Growth Fund
                                 Utilities Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.5200%
                Next $5 billion                    0.4600%
                Next $15 billion                   0.4160%
                Next $25 billion                   0.3690%
                Next $50 billion                   0.3420%
                Next $150 billion                  0.3390%
                Thereafter                         0.3380%

                                SCHEDULE 2 FUNDS:
                               Small Company Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.7200%
                Next $5 billion                    0.6600%
                Next $15 billion                   0.6160%
                Next $25 billion                   0.5690%
                Next $50 billion                   0.5420%
                Next $150 billion                  0.5390%
                Thereafter                         0.5380%

Dated:  May 1, 2004

                                       C-5

                                      D-1

                                    EXHIBIT D

                              COMPLEX FEE SCHEDULE

                Complex Assets                     Fee Rate
                --------------                     --------
                First $2.5 billion                 0.3100%
                Next $7.5 billion                  0.3000%
                Next $15.0 billion                 0.2985%
                Next $25.0 billion                 0.2970%
                Next $50.0 billion                 0.2960%
                Next $100.0 billion                0.2950%
                Next $100.0 billion                0.2940%
                Next $200.0 billion                0.2930%
                Next $250.0 billion                0.2920%
                Next $500.0 billion                0.2910%
                Thereafter                         0.2900%

Dated:  May 1, 2004

                                      D-1